SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                                   ENGEX, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

        ------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------


[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

         -------------------------------------------------------

     2)  Form, Schedule or Registration Statement No.:

         -------------------------------------------------------

     3)  Filing Party:

         -------------------------------------------------------

     4)  Date Filed:

         -------------------------------------------------------

                                   ENGEX, INC.
                                 44 Wall Street
                            New York, New York 10005


                                   ----------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD JANUARY 24, 2001

                                   ----------



To the Stockholders of Engex, Inc.:

     The Annual Meeting of Stockholders of Engex, Inc. (the "Fund") will be held on Wednesday, January 24, 2001, at 9:30 A.M. at the offices of the Fund, 44 Wall Street, New York, New York, second floor.

     The following subjects will be considered and acted upon at the Meeting:

          (1) Election of five directors;

          (2) Ratification of the selection of Richard A. Eisner & Company, LLP as independent public accountants of the Fund for the fiscal year ending September 30, 2001;

          (3) Transaction of such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

     The Directors unanimously recommend the election as directors of the nominees named in the Proxy Statement, and ratification of the selection of Richard A. Eisner & Company, LLP as independent public accountants. Stockholders of record at the close of business on November 30, 2000 will be entitled to vote at the Meeting and at any adjournments thereof.


                                             By Order of the Board of Directors

                                                     DAVID NACHAMIE,
                                                       Secretary

December 18, 2000


--------------------------------------------------------------------------------

     Please fill in, date and sign the Proxy Card for the shares of Engex, Inc. held by you and return it in the envelope provided so that your vote can be recorded whether or not you plan to attend. No postage is required if mailed in the United States.

--------------------------------------------------------------------------------

                                   ENGEX, INC.
                                 44 Wall Street
                            New York, New York 10005

                                 ---------------
                                 PROXY STATEMENT
                                 ---------------


     This statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Engex, Inc. (the "Fund"), a Delaware corporation, of Proxies to be voted at the Annual Meeting of Stockholders to be held January 24, 2001 (the "Meeting"), and any and all adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting dated December 18, 2000. This proxy statement is being mailed to stockholders on or about December 18, 2000, and is accompanied by an Annual Report with respect to the Fund's fiscal year ended September 30, 2000.

     All Proxies which have been properly executed and received in time will be voted at the Meeting in accordance with the instructions thereon. Any stockholder executing a Proxy may revoke it in writing by execution of another Proxy or by any other legal method, including attending the Meeting and voting in person, at any time before the shares subject to the Proxy are voted at the Meeting. The Board recommends that shares be voted, and if no choice is specified on the Proxy, the shares will be voted FOR the election as directors of the nominees hereinafter named, FOR the ratification of the selection of Richard A. Eisner & Company, LLP as independent public accountants, and in the discretion of the persons named as proxies on such other matters as may properly come before the Meeting. In order to hold the Meeting, a majority of the Fund's shares entitled to vote must be present in person or represented by proxy. The election of the nominees indicated herein to the Board of Directors requires the affirmative vote of a plurality of the Fund's shares present in person or represented by Proxy and entitled to vote. Approval of the independent public accountants requires the affirmative vote of the majority of the Fund's shares present in person or represented by Proxy and entitled to vote.

     Brokers holding shares for beneficial owners must vote those shares according to specific instructions they receive from the owners. If specific instructions are not received, however, brokers typically may vote the shares in their discretion, since, under New York Stock Exchange rules, brokers have discretionary authority to vote on certain routine matters, including the proposals set forth in this Proxy Statement. "Broker non-votes" and abstentions will be counted for purposes of determining whether a quorum is present. Abstentions are counted among the shares entitled to vote on a proposal, and therefore have the same effect as votes against a proposal. Broker non-votes are treated as shares that are not entitled to vote, and thus will not be counted in determining whether the proposal to ratify the Fund's independent public accountants has been approved.

     In the event that a quorum is not present or that a quorum is present but sufficient votes in favor of a proposal have not been received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in order to permit further solicitation of proxies. The persons named as proxies will vote in favor of such an adjournment if they determine that such adjournment and additional solicitation is reasonable and in the interests of the Fund's stockholders.

     As of November 30, 2000, there were issued and outstanding 977,223 shares of the common stock, par value $.10 per share, of the Fund, which is the only class of capital stock of the Fund. Stockholders will be entitled to one vote for each share held. Only holders of record of such shares at the close of business on November 30, 2000, will be entitled to vote at the Meeting.

     The Fund will pay the cost of preparing, assembling and mailing the materials in connection with solicitation of Proxies, and will reimburse brokers and other nominees for their reasonable expenses in connection therewith. In addition to solicitation by use of the mails, certain officers and directors of the Fund and officers, directors and personnel of D.H. Blair Investment Banking Corp. ("Investment Banking Corp.") and American Investors Advisors, Inc. (the "Investment Adviser"), who will receive no compensation for their services other than their regular salaries, may solicit the return of Proxies personally or by telephone or telegraph.

                              ELECTION OF DIRECTORS

     At the Meeting, five directors are to be elected to hold office until the next Annual Meeting of Stockholders and until their respective successors shall have been chosen and qualified. The following table sets forth the names of the nominees, all of whom are presently serving as directors of the Fund. All of these nominees have agreed to serve if elected.


                                                                                             Shares of the Fund
                                                                                             Beneficially Owned,
                                       Principal Occupation                Served as       Directly or Indirectly,    Percent
Name                                  During Past Five Years            Director Since      on November 29, 1999     of Class
----                                  ----------------------            --------------     -----------------------   --------
J. Morton Davis*..........  President of the Fund; Chairman,                 1968                  58,754 (1)          6.0%
  (Age 70)                    President, Director and sole
                              stockholder of D.H. Blair Investment
                              Banking Corp., a New York Stock
                              Exchange member firm; President,
                              Chairman and CEO of American
                              Investor Advisors Inc., the
                              investment advisor to the Fund.

Judah Feinerman**.......... President, Chairman of the Board and             1986                     0                  0
  (Age 75)                    Director of Judd Associates, Ltd.
                              (insurance brokerage).


Jerome Fisch**............. Practicing attorney.                             1975                    300               .03%
  (Age 74)

Dov Perlysky*(2)........... Vice President, Private Client Group             1999                  109,500             11.2%
  (Age 38)                    at Laidlaw Global Securities

Leonard Toboroff**......... Vice President of Riddell Sports, Inc.           1993                     0                  0
  (Age 67)                    (sports equipment manufacturer and
                              distributor)


----------
 * Mr. Davis and Mr. Perlysky are "interested persons" (as defined in the Investment Company Act of 1940) of the Fund and the Investment Adviser.

**   Member of Audit Committee.

(1) Includes 58,754 shares (approximately 6.0% of those outstanding) owned by Investment Banking Corp. (of which Mr. Davis is Chairman and sole stockholder). The 58,754 shares referred to above do not include 167,429 shares (approximately 17.1% of those outstanding) owned of record by Rivkalex Corp., 100% of whose outstanding voting securities are owned by Mr. Davis' wife, Mrs. J. Morton Davis, or the 108,304 shares of the Fund owned of record by Mrs. Davis (approximately 11.1% of those outstanding). Mr. Davis disclaims beneficial ownership of such additional shares. See also "PRINCIPAL STOCKHOLDERS" below.

(2) Includes 109,500 shares (approximately 11.2% of those outstanding) owned by Kinder Investments LP (of which Mr. Perlysky is managing member of the general partner). Mr. Perlysky is the son-in-law of Mr. Davis.

     In the event that any of the nominees named above is unable to serve for any reason when the election occurs, the accompanying Proxy will be voted for such person or persons as the Board may recommend.

     During the fiscal year 2000, there were four meetings of the Board. The Fund's Board does not have a nominating, compensation or other standing committee performing similar functions. The Audit Committee was created by the Board on August 15, 2000.

     During the Fund's fiscal year ended September 30, 2000, the directors received the following compensation from the Fund:


                                                                      Estimated
                                                                       Annual
                                           Pension or Retirement      Benefits
Name of            Aggregate Compensation    Benefits Accrued           Upon
Director                from the Fund        as Fund Expenses        Retirement
--------                -------------        ----------------        ----------

J. Morton Davis .......     -0-                     -0-                 -0-
Judah Feinerman .......    $6,000                   -0-                 -0-
Jerome Fisch ..........    $6,000                   -0-                 -0-
Dov Perlysky ..........    $3,000                   -0-                 -0-
Leonard Toboroff ......    $6,000                   -0-                 -0-



                  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                 THAT STOCKHOLDERS VOTE FOR THE ELECTION OF EACH
                  NOMINEE TO THE BOARD OF DIRECTORS OF THE FUND

                     RATIFICATION OR REJECTION OF SELECTION
                        OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Audit Committee is authorized pursuant to a written charter adopted by the Board, which is included with this Proxy Statement as Appendix 1, to review proposals of the Fund's auditors regarding annual audits, to recommend the engagement or discharge of the auditors, to review recommendations of such auditors concerning accounting principles and the adequacy of internal controls and accounting procedures and practices, to review the scope of the annual audit, to approve or disapprove each professional service or type of service other than standard auditing services to be provided by the auditors, and to review and discuss the audited financial statements with the auditors. Its members are Mr. Jerome Fisch (Chairman), Mr. Leonard Toboroff and Mr. Judah Feinerman, all of whom are considered to be independent. The Audit Committee may then recommend to the Fund Board whether to select the Independent Public Accountants for the subsequent fiscal year. Grant Thorton LLP, whose selection as independent public accountants for the Fund for the fiscal year ended September 30, 2000 had previously been approved by the Board of the Fund and ratified by the stockholders, resigned as independent public accountants during September 2000. Grant Thornton's report on the financial statements for the Registrant's 1998 and 1999 fiscal years contained no adverse opinion or any disclaimer of opinion, and the reports were in no way qualified or modified as to uncertainty, audit scope or accounting principles. The decision by Grant Thornton to resign was theirs alone without any recommendation or approval by the Board or the Audit Committee. At a meeting held on November 14, 2000, pursuant to the Investment Company Act of 1940 (the "1940 Act"), the Audit Committee recommended to the Board, and the Board, including a majority of the Fund's directors who are not "interested persons" as defined in the 1940 Act (the "non-interested directors"), selected Richard A. Eisner & Company, LLP, who has advised the Fund that they do not have any direct or material indirect financial interest in the Fund, to act as the independent public accountants for the Fund for the fiscal year ended September 30, 2000, and to continue as the independent public accountants for the Fund for the fiscal year ending September 30, 2001. In making its recommendation, because of the late timing of the engagement of Richard A. Eisner & Company, LLP and the incomplete status of the audit, the Audit Committee was unable to review the audited financial statements with management and the quality of the Fund's accounting principles with the auditors. The Audit Committee did review the auditors' independence. Richard A.

Eisner & Company, LLP provided audit services (examination of the Fund's financial statements and review of certain of the Fund's filings with the Securities and Exchange Commission) with respect to the fiscal year ended September 30, 2000. The selection of Richard A. Eisner & Company, LLP as independent public accountants for the Fund for the fiscal year ending September 30, 2001 is being submitted for ratification by the stockholders. All professional services rendered by Richard A. Eisner & Company, LLP with respect to such fiscal year were furnished at customary rates and terms. A representative of such firm is expected to be present at the Meeting and will be given an opportunity to ask and respond to questions and to make such statements as he considers appropriate.



               THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
           STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF
                 RICHARD A. EISNER & COMPANY, LLP AS INDEPENDENT
                    CERTIFIED PUBLIC ACCOUNTANTS FOR THE FUND

                             MANAGEMENT OF THE FUND

     The Investment Adviser, American Investors Advisors Inc., was organized in 1985 and serves as the investment adviser to the Fund pursuant to an Investment Advisory Agreement dated January 10, 1986 (the "Agreement"). The Agreement was approved by the Fund's stockholders at a meeting held on February 19, 1986 and was last approved by the directors of the Fund, including a majority of the directors who were not "interested persons" of any party to the Agreement, by vote cast in person at a meeting held on January 18, 2000. Until February 1, 1993, the Investment Adviser also served as investment adviser to American Investors Growth Fund, Inc., American Investors Income Fund, Inc., and American Investors Money Fund, Inc. The Investment Adviser is wholly-owned by J. Morton Davis. Mr. Davis, President and Director of the Fund, is also President, Chief Executive Officer and Chairman of the Board of the Investment Adviser and President, Director and sole stockholder of D.H. Blair Investment Banking Corp., a New York Stock Exchange member firm. See also the discussion of shares beneficially owned by Mr. Davis under "ELECTION OF DIRECTORS" above and "PRINCIPAL STOCKHOLDERS" below. David Nachamie, Secretary of the Fund, is also Senior Vice President, Treasurer and a Director of the Investment Adviser. Gilbert Jackson, Treasurer of the Fund, is also Controller of the Investment Adviser. The address of Investment Banking Corp., Mr. Davis, Mr. Nachamie and Mr. Jackson is 44 Wall Street, New York, New York 10005. The Investment Adviser maintains offices at the same address.

                             PRINCIPAL STOCKHOLDERS

     The following table sets forth information with respect to any person (including for this purpose a "group" which consists of two or more persons acting as a partnership, limited partnership, syndicate or other group for the purpose of acquiring, holding, or disposing of securities of the Fund) known to the Fund to be the beneficial owner of more than five percent (5%) of the Fund's outstanding voting securities:


                 (1)                                (2)                          (3)                       (4)
                                                                          Amount and Nature
                                                                            of Beneficial              Percent of
                                             Name and Address                 Ownership                   Class
           Title of Class                   of Beneficial Owner          (November 29, 1999)       (November 29, 1999)
           --------------                   -------------------          -------------------       -------------------
Common Stock (par value $.10)            Mr. J. Morton Davis                    58,754(1)                   6.0%
                                           44 Wall Street
                                           2nd Floor
                                           New York, N.Y. 10005

                                         Mrs. J. Morton Davis                  275,733(2)                  28.2%
                                           c/o Rivkalex Corp.
                                           44 Wall St.
                                           2nd Floor
                                           New York N.Y. 10005

                                         Kinder Investments LP                 109,500                     11.2%
                                           c/o Dov Perlysky
                                           Laidlaw Global Securities
                                           100 Park Avenue
                                           New York, N.Y. 10017

                                         Venturetek LP                         112,000                     11.4%
                                           c/o David Selengut
                                           370 Lexington Avenue
                                           New York, N.Y. 10017



----------
(1) Includes 58,754 shares owned of record by Investment Banking Corp. See note
    (1) to "ELECTION OF DIRECTORS" on page 3.

(2) Includes 167,429 shares owned of record by Rivkalex Corp., 100% of whose outstanding voting securities are owned by Mrs. Davis.

     All of the directors and officers of the Fund, as a group, own of record and beneficially 300 shares of the Fund (approximately .03% of those outstanding), in addition to which Mr. Davis beneficially owns 58,754 shares (approximately 6.0% of those outstanding) held by Investment Banking Corp., and Mr. Perlysky beneficially owns 109,500 shares (approximately 11.2% of those outstanding) held by Kinder Investments LP.

     Investment Banking Corp., which holds 58,754 shares (approximately 6.0% of those outstanding), has informed the Fund that it intends to vote such shares in favor of all proposals submitted by Management and scheduled to come before the Meeting.

     Mr. Davis disclaims beneficial ownership of all shares other than those held by Investment Banking Corp. Mrs. Davis disclaims beneficial ownership of all shares other than those held by her personally and those held by Rivkalex Corp.

     Mr. Davis and Mrs. Davis may be in a position to control the outcome of the Meeting and approval or rejection of the various proposals specified above if they act in concert.

                            SUPPLEMENTAL INFORMATION

     The executive officers of the Fund, each of whom serve at the pleasure of the Board, are as follows: J. Morton Davis (age 70), who has served as President of the Fund since its inception, and whose principal occupation is described above under "ELECTION OF DIRECTORS"; David Nachamie (age 70), who has served as Treasurer of the Fund from 1976 through 1993 and also as Secretary since January 7, 1981, and whose principal occupation has been as Treasurer of Investment Banking Corp. since 1992 and who previously served as comptroller of D.H. Blair & Co., Inc. for 10 years; and Gilbert Jackson (age 36), who has served as Treasurer of the Fund since 1998 and also as Assistant Treasurer of the Fund from 1985 through 1998 and whose principal occupation for the past seven years has been as Controller of Investment Banking Corp.


                  SHAREHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

     Stockholders wishing to have their proposals included in the Fund's Proxy Statement for the Fund's 2002 Annual Meeting must submit their proposals, preferably by certified mail, return receipt requested, to the Fund at its address listed on the first page of this Proxy Statement so that the proposals are received no later than August 20, 2001.


                                  OTHER MATTERS

     As of the date of this Proxy Statement, the Board is not aware of any matters to be presented for action at the Meeting other than those described above. Should other business properly be brought before the Meeting, the persons named in the Proxy have discretionary authority to vote in accordance with their best judgment.


                                              ENGEX, INC.

                                                                      APPENDIX 1
                                   ENGEX, INC.

                             AUDIT COMMITTEE CHARTER

     This Audit Committee Charter ("Charter") has been adopted by the Board of Directors (the "Board") of Engex, Inc. (the "Company"). The Audit Committee of the Board (the "Committee") shall review and reassess the adequacy of this charter annually and recommend any proposed changes to the Board for approval.

Role and Independence; Organization

     The Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company and the independence and performance of the Company's auditors. It may also have such other duties as may from time to time be assigned to it by the Board. The Committee shall act as a liaison between the Fund's independent auditors and the full Board of Directors.

     The membership of the Committee shall consist of at least three directors who are not "interested persons" of the Company or the investment adviser to the Company (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended). Each Committee member shall be able to read and understand fundamental financial statements, or will become able to do so within a reasonable period of time after his or her appointment to the Committee. At least one member must have past employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience or background which results in the individual's financial sophistication.

     The Committee shall maintain free and open communication with the independent auditors, the internal financial personnel and Company management. In discharging its oversight role, the Committee shall have full access to all Company books, records, facilities, personal and outside professionals. The Committee may retain independent special legal, accounting or other consultants as advisors.

     One member of the Committee shall be appointed as chair. The chair shall be responsible for leadership of the Committee, including scheduling and presiding over meetings, preparing agendas, and making regular reports to the Board. The chair will also maintain regular liaison with the chief executive officer, the chief financial officer and the lead independent audit partner.


Responsibilities

     The Committee's job is one of oversight. Management is responsible for the preparation of the Company's financial statements and the independent auditors are responsible for auditing those financial statements. The Committee and the Board recognize that management and the independent auditors have more resources and time, and more detailed knowledge and information regarding the Company's accounting, financial and auditing practices than do Committee members. Accordingly the Committee's oversight role does not provide any expert or special assurance as to the Company's financial statements or any certification as to the work of the independent auditors. Nor is it the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to assure compliance with laws and regulations.

     Although the Committee may wish to consider other duties from time to time, the general recurring activities of the Committee in carrying out its oversight role are described below. The Committee shall be responsible for:

     Recommending to the Board the selection and retention of independent auditors to be retained to audit the financial statements of the Company, which auditors are ultimately accountable to the Board and the Committee, as representatives of the shareholders.

     Evaluating, together with the Board, the performance of the independent auditors and, where appropriate, recommending the replacement of such auditors.

     Annually obtaining from the independent auditors a formal written statement describing all relationships between the auditors and the Company, consistent with Independence Standards Board No. 1. The Committee shall actively engage in a dialogue with the independent auditors with respect to any disclosed relationship that may impact the objectivity and independence of the auditors and shall take or recommend that the Board take appropriate actions to oversee the auditors' independence.

     Reviewing the audited financial statements and discussing them with management and the independent auditors. These discussions may include a review of sensitive accounting estimates, reserves and accruals, review of judgmental areas, review of audit adjustments (whether or not recorded), review of risk exposures that may have a material impact on the Company's financial statements and the steps management has taken to monitor and control such exposures and other such inquiries as the Committee or the independent auditors shall deem appropriate. Based on its review, the Committee shall make its recommendation to the Board as to the inclusion of the Company's audited financial statements in the Company's annual report to shareholders required by Section 30(e) of the Investment Company Act of 1940 and Rule 30d-1 thereunder.

     Issuing annually a report to be included in the Company's proxy statement as required by the rules of the Securities and Exchange Commission.

     Reviewing the annual management letter with the independent auditors.

     Overseeing the relationship with the independent auditors, including discussing with the auditors the planning and staffing of the audit and the nature and rigor of the audit process, receiving and reviewing the audit reports, reviewing with the auditors any problems or difficulties the auditors may have encountered in carrying out their responsibilities and any management letters provided by the auditors and the Company's response to such letters, and providing the auditors full access to the Committee and the Board to report on all appropriate matters.

     Reviewing the fees charged by the independent auditors for audit and non-audit services.

     Reviewing significant changes to the Company's auditing and accounting principles and practices as suggested by the independent auditors or management.

     Discussing with management and the independent auditors the quality and adequacy of the Company's internal controls.

     Discussing with management and/or the Company's counsel any legal matters (including the status of pending litigation) that may have a material impact on the Company's financial statements, and any material reports or inquiries from regulatory or governmental agencies.

     Adopted by the Board of Directors August 15, 2000.

                                   ENGEX, INC.

           PROXY--SOLICITED BY THE BOARD OF DIRECTORS (See Other Side)


     The undersigned stockholder of ENGEX, INC. ("Fund"), a Delaware corporation, hereby appoints J. MORTON DAVIS, DAVID NACHAMIE and GILBERT JACKSON, and each of them, the true and lawful proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of the Fund which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held on January 24, 2001 at 9:30 A.M. and at any adjournments thereof, hereby revoking any proxy heretofore given with respect to such shares and the undersigned authorizes and instructs said proxies to vote as follows:


     1.  ELECTION OF DIRECTORS

FOR ALL NOMINEES listed below                        WITHHOLD AUTHORITY to vote
(Except as marked to the contrary                    for all nominees listed
below)  [ ]                                          below  [ ]

          J. Morton Davis, Judah Feinerman, Jerome Fisch, Dov Perlysky
                              and Leonard Toboroff

Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.

________________________________________________________________________________


     2. RATIFICATION OF THE SELECTION OF RICHARD A. EISNER & COMPANY, LLP, as the independent public accountants for the fiscal year ending September 30, 2001.

   FOR  [ ]                        AGAINST  [ ]                    ABSTAIN  [ ]

     In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

     THE SHARES REPRESENTED HEREBY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS HEREIN, BUT WHERE SPECIFICATIONS ARE NOT INDICATED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2, AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES NAMED HEREIN ON ALL OTHER MATTERS (INCLUDING, WITHOUT LIMITATION, ADJOURNMENTS) PROPERLY COMING BEFORE THE MEETING, ALL IN ACCORDANCE WITH THE PROXY STATEMENT OF THE FUND, RECEIPT OF WHICH IS HEREBY ACKNOWLEDGED. (This proxy may be revoked at any time before it is voted at the meeting.) PLEASE DATE, SIGN AND RETURN IN THE ENCLOSED POSTAGE PAID ENVELOPE. THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.


                                           _____________________________________
                                                         SIGNATURE

                                           _____________________________________
                                                         SIGNATURE

                                           _____________________________________
                                                          DATED

                                           PLEASE SIGN, DATE AND RETURN PROMPTLY
                                           Signature(s) should be exactly as
                                           name or names appearing on this
                                           proxy. If stock is held jointly, each
                                           holder should sign. If signing by
                                           attorney, executor, administrator,
                                           trustee or guardian, please give full
                                           title.